UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2021

_________________________________________________________
Science Applications International Corporation
(Exact name of registrant as specified in its charter)
_________________________________________________________

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On March 1, 2021, Science Applications International Corporation (“SAIC”) entered into the Third Amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of October 31, 2018, as amended by the First Amendment, dated as of February 19, 2020, and as further amended by the Second Amendment, dated as of March 13, 2020 (the "Existing Credit Agreement"), among SAIC, as borrower, Citibank, N.A., as administrative agent and collateral agent, and certain other lenders and parties thereto, primarily to reduce the interest rate margins for the Tranche B2 Loans.
Pursuant to the Amendment, the interest rate on borrowings for the Tranche B2 Loans is now LIBOR plus a margin of 1.875% or Citibank’s base rate plus a margin of 0.875%.
The amended Tranche B2 Loans are secured by the same collateral and guaranteed by the same guarantors as under the Existing Credit Agreement. The remaining terms in the Existing Credit Agreement are unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure set forth above under Item 1.01 with respect to the Amendment to the Existing Credit Agreement is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Third Amendment to the Third Amended and Restated Credit Agreement, dated March 1, 2021, by and among SAIC, Citibank N.A., as administrative agent and collateral agent, and certain other lenders and parties thereto.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 5, 2021
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary